Exhibit 99.3





                              [Graphic of a cheetah]





                            GOLDEN STATE BANCORP INC.


                                  Acquisition of


                                      CENFED
                              _____________________

                              FINANCIAL CORPORATION









                                 AUGUST 18, 1997






         FORWARD-LOOKING STATEMENT
         ______________________________________________________________

         This presentation contains estimates of future operating results for 1998 and 1999 for both Golden State Bancorp Inc. and CENFED Financial Corporation on a stand-alone and pro forma combined basis, as well as estimates of financial condition and operating efficiencies on a combined basis. These estimates constitute forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995), which involve significant risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) expected cost savings from the Merger cannot be fully realized or realized within the expected time frame; (2) revenues following the Merger are lower than expected; (3) competitive pressures among depository institutions increase significantly; (4) costs or difficulties related to the integration of the business of Golden State and CENFED are greater than expected; (5) changes in the interest rate environment reduce interest margins; (6) general economic and credit conditions, either nationally or in the region in which the combined company will be doing busi-ness, are less favorable than expected; (7) legislation or reg-ulatory changes adversely affect the business in which the com-bined company would be engaged; and (8) the outcome of Golden State's "goodwill" litigation against the United States.





















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         Golden State                                            Cenfed
         Bancorp Inc.]                                        Financial
                                                           Corporation]





         TRANSACTION RATIONALE
         ______________________________________________________________

            Financially attractive, low risk transaction

              $0.14 per share accretive in first full year

              Accretion predicated upon in market cost savings

            Accelerates achievement of GSB'S financial goals

              Increases ROAE by over 80 basis points

              Leverages GSB'S core competencies

            Enhances GSB'S California franchise

              Increases market penetration through expansion and
                Consolidation

              Increases deposit base by 16%

              Creaes 4TH largest SBA servicer in California



























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         Golden State                                            Cenfed
         Bancorp Inc.]                                        Financial
                                                           Corporation]





         TRANSACTION SUMMARY
         ______________________________________________________________

         FIXED EXCHANGE RATIO:            1.20 GSB Shares / CENF Share

         ACCOUNTING TREATMENT:            Pooling of Interests

         PRICE / CENF SHARE:              $34.43*

         PREMIUM TO MARKET:               1.3%

         TOTAL DEAL VALUE:                $210 MM

         CENF PRO FORMA OWNERSHIP:        9.5%

         EXPECTED CLOSING DATE:           Early 1998

         BOARD COMPOSITION:               CENF CEO to join GSB Board


         * Based on closing price for GSB of $28.69 on August 15, 1997.























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         Golden State                                            Cenfed
         Bancorp Inc.]                                        Financial
                                                           Corporation]





         TRANSACTION PRICING
         __________________________________________________________________________________

         ----------------------------------------------------------------------------------

                                      DEAL MULTIPLES               TRANSACTION ECONOMICS
         ----------------------------------------------------------------------------------

                                   CENF           AVG. OF       CENF MULT.
                                 ANNOUNCE.      COMPARABLE     ADJ. FOR COST   GSB TRADING
                                 MULTIPLES    TRANSACTIONS(1)     SAVINGS       MULTIPLES
         ----------------------------------------------------------------------------------


         Acquisition Price to:

            1997E EPS                13.6x           16.3x            8.4x          19.5x

            1998E EPS                12.3            15.9             7.9           15.2

            Book Value               1.76            2.02             1.76          1.83

            Tang. Book Value         1.76            2.09             1.76          2.00


         Deposit Premium              5.9%           15.2%             5.9%         10.6%

         ----------------------------------------------------------------------------------
         (1)  Based on thrift acquisitions announced since January 1, 1997 with deal sizes between $100 million and $1 billion.















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         Golden State                                                    Cenfed
         Bancorp Inc.]                                                Financial
                                                                   Corporation]





         EARNINGS IMPACT
         __________________________________________________________________________________



            Transaction accretive before taking into account cost savings
         ----------------------------------------------------------------------------------


                                                   FOR THE FISCAL YEAR ENDED JUNE 30,
                                               -----------------------------------------
                                                        1998                1999
                                                 ----------------      -----------------
                                                   $MM       EPS         $MM        EPS
         ----------------------------------------------------------------------------------
         GSB Net Income(1)                      $114.1      $1.64     $148.2       $2.13



         CENF Net Income(2)                       16.3         -        18.1         -
                                                ---------   -------    --------    -------

           Combined Net Income                   130.4      $1.70      166.3       $2.16

         Add:  After Tax Impact of Cost
           Savings(3)                              4.8         -         9.9         -

         Less:  After Tax Impact of Deposit
           Run-Off(4)                             (0.8)        -        (1.5)        -
                                                ---------   --------   --------    --------

           Pro Forma Net Income                 $134.4      $1.75     $174.7       $2.27

           Accretion                                -        6.6%         -         6.6%

         ----------------------------------------------------------------------------------

         (1)     Based on First Call estimates of $1.64 for FY1998 and $2.13 for FY1999.
         (2)     Based on First Call estimates of $2.67 for CY1998 and $2.97 for CY1999, and 12%
         annual growth thereafter.
         (3)       Based on cost savings equal to 50% of CENF expense base, phased-in 50% in fiscal 1998 and 100% thereafter.
         (4) Assumes potential deposit run-off equal to 18% of CENF deposit base at a 0.92% pre-
         tax spread.

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         Golden State                                                    Cenfed
         Bancorp Inc.]                                                Financial
                                                                   Corporation]





         COST SAVINGS ESTIMATES
         __________________________________________________________________________________


            Cost savings equal to 50% of CENF's operating expense base achievable within 6 months of closing

         (Dollars in Thousands)
         ----------------------------------------------------------------------------------

                                          CENF PRE-TAX                      TOTAL
                                            OPERATING            %        PROJECTED
         FUNCTION                           EXPENSES          SAVINGS      SAVINGS

         ----------------------------------------------------------------------------------

         Compensation and Benefits            $16,672           55%         $9,170

         Occupancy                              5,696           50           2,848

         Data and Check Processing              1,344            -               -

         Deposit Insurance                        996            -               -

         Marketing                                690            -               -

         Other                                  6,412           60           3,847
                                              -------                      -------
            Total Operating Expenses          $31,810           50%        $15,865
         ----------------------------------------------------------------------------------















         [Logo of                           6                          [Logo of
         Golden State                                                    Cenfed
         Bancorp Inc.]                                                Financial
                                                                   Corporation]





         PROVEN INTEGRATION TRACK RECORD
         __________________________________________________________________________________



         ----------------------------------------------------------------------------------

                                                     UNION               TRANS
                                                    FEDERAL              WORLD
         ----------------------------------------------------------------------------------
         Deposit Size                               $812 MM              $347 MM

         Cost Savings Achieved                      70%                  40%

         Closing Date                               June, 1995           May, 1997

         Integration Date                           August, 1995         May, 1997

         Months to Integration                      2 Months             0
         ----------------------------------------------------------------------------------


























         [Logo of                           7                          [Logo of
         Golden State                                                    Cenfed
         Bancorp Inc.]                                                Financial
                                                                   Corporation]






         ACCELERATES ACHIEVEMENT OF STRATEGIC GOALS
         ____________________________________________________________________________



           Transaction meaningfully accelerates the achievement of GSB's profitability goals

         ----------------------------------------------------------------------------



                                                        GSB              GSB
                                       TARGET    6/30/97 RESULT(1)  PRO FORMA(2)
         ----------------------------------------------------------------------------
         ROAA                            1.00%          0.73%          0.76%

         ROAE                            15.0           11.3           12.2

         EFFICIENCY RATIO               <50.0           54.8           52.6


         Fee Income/Expenses             >42.0%          35.4%          35.3%

         Interest Rate Spread            >3.00           2.68           2.67

         Checking Accounts/Deposits      >20.0           12.8           12.1

         NPAs/Assets                     <1.00           1.26           1.27

         ----------------------------------------------------------------------------

         (1) Based on operating results for the quarter ended June 30, 1997.
         (2) Based on pro forma operating results for the quarter ended June 30, 1997, with full phase in of cost savings and impact of 18% deposit run-off. ROAE statistic includes impact of $30 million pre-tax merger-related expenses, taken in conjunction with the merger.








         [Logo of                           8                          [Logo of
         Golden State                                                    Cenfed
         Bancorp Inc.]                                                Financial
                                                                   Corporation]





         ACCELERATES ACHIEVEMENT OF STRATEGIC GOALS
         ____________________________________________________________________________

              Improvement in operating results not at the expense of GSB's capital ratios or book value per share statistics


         (Data as of June 30, 1997)
         ----------------------------------------------------------------------------

                                                   GSB                     GSB
                                             STAND ALONE(1)           PRO FORMA(2)
         ----------------------------------------------------------------------------
         Total Assets                            $16,218               $18,497(3)

         Total Equity                              1,012                 1,114(3)

         ROAE                                      11.3%                   12.2%

         ROAA                                      0.73                    0.76

         TANGIBLE BOOK VALUE / SHARE(4)           $14.35                  $14.31

         TANGIBLE LEVERAGE RATIO                    5.66%                   5.51%
         ----------------------------------------------------------------------------

         (1)  Based on annualized operating results for the quarter ended June 30, 1997.
         (2)  Based on annualized operating results for the quarter ended June 30, 1997, with fully phased-in cost savings.
         (3)  Net of $30 million pre-tax merger-related expenses, taken in conjunction with the merger.
         (4)  Fully diluted.













         [Logo of                           9                          [Logo of
         Golden State                                                    Cenfed
         Bancorp Inc.]                                                Financial
                                                                   Corporation]





         LEVERAGES GSB'S CORE COMPETENCIES
         __________________________________________________________________________________

              GSB's proven ability to add value to traditional thrift franchises not taken into account in projections

         (Dollars in Thousands)
         ----------------------------------------------------------------------------------

                                                         GSB STAND ALONE               %
                                                 -------------------------------
                                                    6/30/96          6/30/97        GROWTH
         ----------------------------------------------------------------------------------
         Net Interest Income                        $333,065         $378,984            14%

         Interest Rate Spread                          2.41%            2.68%            11

         Checking Accounts
            Balances                                $778,980       $1,198,011            54%
            Number of Accounts                       246,646          313,499            27

         Transaction Accounts(1)
            Balances                              $2,212,096       $2,571,778            16%
            Number of Accounts                       234,276          301,281            29

         Consumer Loans
            Commitments                             $137,989         $302,289           119%
            Outstandings                              17,906           70,757           295

         Business Loans
            Commitments                               $7,754         $229,390         2,933%
            Outstandings                               2,291           95,087         4,051

         ----------------------------------------------------------------------------------

         (1)  Includes savings and money market accounts.










         [Logo of                           10                         [Logo of
         Golden State                                                    Cenfed
         Bancorp Inc.]                                                Financial
                                                                   Corporation]





         ENHANCES SHAREHOLDER VALUE
         __________________________________________________________________________________

            Meaningful accretion significantly enhances shareholder value

         ----------------------------------------------------------------------------------
                                                      AFTER TAX VALUE OF GOODWILL
                                                         LAWSUIT PER GSB SHARE
                                              -----------------------------------------
                                                  $5.00        $7.50      $10.00
         ----------------------------------------------------------------------------------
         Accretion / GSB Share, Fiscal 1999       $0.14        $0.14       $0.14

         P/E Multiple Applied to 1999 Accretion   12.0x        12.0x       12.0x

            Accretion Value per GSB Share         $1.68        $1.68       $1.68

         Less:  Impact of Goodwill Lawsuit Dilution (0.48)     (0.71)      (0.95)

            NET VALUE CREATED / GSB SHARE         $1.20        $0.97       $0.73
         ----------------------------------------------------------------------------------























         [Logo of                           11                         [Logo of
         Golden State                                                    Cenfed
         Bancorp Inc.]                                                Financial
                                                                   Corporation]





         MARKET CONSOLIDATION
         ______________________________________________________________

           7 of 18 branches within a 1 mile radius of a Glendale branch

              Overlap underpins transaction synergies

           Provides increased market share in existing markets

           Creates the 4th largest SBA servicer in California







































         [Logo of                      12                      [Logo of
         Golden State                                            Cenfed
         Bancorp Inc.]                                        Financial
                                                           Corporation]





         MARKET EXPANSION
         _____________________________________________________________



           Provides growth opportunities in attractive new markets

           Market demographics conducive to business/consumer product growth

           Represents fill-in locations within existing footprint

           Provide GSB's enhanced product line to new and existing cus-tomers



































         [Logo of                      13                      [Logo of
         Golden State                                            Cenfed
         Bancorp Inc.]                                        Financial
                                                           Corporation]





         CONCLUSION
         _______________________________________________________________________________



         Financially attractive,       Accelerates achievement of     Enhances GSB's
           low risk transaction           GSB's financial goals    California franchise


           [down arrow]                       [down arrow]             [down arrow]



                                        ENHANCES SHAREHOLDER VALUE



































         [Logo of                           14                         [Logo of
         Golden State                                                    Cenfed
         Bancorp Inc.]                                                Financial
                                                                   Corporation]
